UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Enveric Biosciences, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (239) 302-1707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

Enveric Biosciences, Inc., previously known as AMERI Holdings, Inc. (the “Company”), is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K, dated December 30, 2020, and filed with the Securities and Exchange Commission on January 6, 2021, solely for the purpose of providing the financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) in connection with the Company’s previously reported tender offer (the “Offer”) to purchase all of the outstanding common shares of Jay Pharma, Inc. (“Jay Pharma”), upon completion of which Jay Pharma became a wholly-owned subsidiary of the Company.

As a result of the completion of the Offer, the historical financial statements of Jay Pharma will be reflected in the Company’s quarterly and annual reports for periods ending after the effective time of the Offer. Accordingly, beginning with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company will report results of Jay Pharma and the Company on a consolidated basis.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Jay Pharma, Inc. as of and for the years ended December 31, 2019 and 2018, together with the reports of Marcum LLP with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein. The unaudited condensed financial statements of Jay Pharma as of and for the nine months ended September 30, 2020 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company as of and for the year ended December 31 2019 and balance sheets and statements of operations for the nine months ended September 30, 2020 are included as Exhibit 99.3 hereto and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Marcum LLP
99.1	Audited financial statements of Jay Pharma, Inc. as of and for the years ended December 31, 2019 and 2018
99.2	Unaudited condensed financial statements of Jay Pharma, Inc. as of and for the nine months ended September 30, 2020
99.3	Unaudited condensed combined pro forma financial statements of Enveric Biosciences, Inc. as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVERIC BIOSCIENCES, INC.

Date:	January 11, 2021	By:	/s/ John Van Buiten
John Van Buiten
Chief Financial Officer